EXHIBIT 10.29


                         EXECUTIVE EMPLOYMENT AGREEMENT


      THIS EXECUTIVE EMPLOYMENT AGREEMENT ("AGREEMENT") is made as of January 17, 2000 by and between GENETIC VECTORS, INC., a Florida corporation, with its principal executive offices at 5201 N.W. 77th Avenue, Suite 100, Miami, Florida 33166 (the "COMPANY") and ERIC WILKINSON, an individual residing at the address set forth in Section 13 hereof (the "EXECUTIVE").

      WHEREAS, the Executive has been offered the position of President and Director of Business Development ("PRESIDENT") of the Company and will begin to serve in such capacities on the Effective Date (as herein defined);

      WHEREAS, the Company wishes to assure itself of the services of the Executive for the period provided for herein and the Executive is willing to serve in the employ of the Company for said period upon the terms and conditions hereinafter provided; and

      WHEREAS, the Company's Board has determined that the best interests of the Company and its shareholders would be served by providing for the terms and conditions of the Executive's employment as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the Company and the Executive hereby agree as follows:

       Section 1. DEFINITIONS. As used herein, the following terms shall have the meanings set forth below.

      "DISABILITY" of the Executive means that, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from his duties on a full time basis for thirty (30) days in any three
(3) month period. If the Executive is prevented from performing his duties because of Disability, upon request by the Company, the Executive shall submit to an examination by a physician selected by the Company, at the Company's expense, and the Executive shall also authorize his personal physician to disclose to the selected physician all of the Executive's medical records.

      "FISCAL YEAR" means any fiscal year of the Company, as applicable.

      "PERSON" means any individual, sole proprietorship, general or limited partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party, limited liability company or government (whether territorial, national, federal, state, provincial, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

      Section 2. EMPLOYMENT AND TERM. The Company hereby employs the Executive, and the Executive hereby accepts such employment by the Company, for the purposes and upon the terms and conditions contained in this Agreement and subject to the approval of the Company's Board of Directors. Subject to the terms and conditions contained herein and the approval of the Board ("the "BOARD"), the initial term of this Agreement shall be for a two (2) year period, commencing on the date on which Executive begins his employment at the Company (the "EFFECTIVE DATE"), and terminating on the second anniversary of the Effective Date. Thereafter, the Company shall have the option, in its sole discretion to renew this Agreement on its then-current terms and conditions for subsequent one (1) year extension terms upon written notice ninety (90) days' prior to the then applicable term or extension term. The initial term hereof and any extension term are referred to herein as the "EMPLOYMENT PERIOD."

      Section 3. EMPLOYMENT CAPACITY AND DUTIES. The Executive shall be employed throughout the Employment Period as the President of the Company. The Executive shall have the duties and responsibilities normally associated and incumbent with the position of President of the Company and shall render services to the Company as its President and in connection therewith shall perform such duties, as the Executive may reasonably be directed to perform by the CEO and the Board. Accordingly, and not by way of limitation, as President of the Company, the Executive at the request of the Chairman of the Board attend all meetings of the shareholders of the Company or the Board and, subject to the direction or approval of the Board, the Executive shall be responsible for executing the Company's plans for research and development, manufacturing, sales and marketing, and business development. The President shall also work in conjunction with the CEO and the Board in formulating the Company's operating plans and financial plans. The Company shall cause the executive to be appointed to the Board effective as of the date hereof and the executive shall serve on the Board and any Board committee to which he is appointed in accordance with the bylaws and without further compensation.

      Section 4. EXECUTIVE PERFORMANCE COVENANTS. The Executive accepts the employment described in Section 3 herein and agrees to devote his full working time and efforts (except for absences due to illness and appropriate vacations) to the business and affairs of the Company and the performance of the aforesaid duties and responsibilities as set forth in Section 3.

      Section 5. SALARY AND BONUS. The Executive shall be paid a salary ("SALARY") for the period commencing on the Effective Date at an annual rate of One Hundred Twenty-Five Thousand ($125,000) payable in equal installments in accordance with the Company's payroll policies. The Salary shall be pro-rated for any Fiscal Year hereunder which is less than a full Fiscal Year. The Executive shall be entitled to such bonuses as are determined by the Board of Directors.

      Section 6. REIMBURSEMENT OF EXPENSES. The Company shall reimburse the Executive for expenses incurred in providing services to the Company, upon the Executive's submission of appropriate documentation evidencing such expenses in accordance with the Company's reimbursement policies as determined from time to time by the Board. If there is a dispute as to the eligibility of an expense for reimbursement in accordance with the Company's reimbursement policies, then such expense shall be determined to be reimbursable if approved by a majority of the Board.

      Section 7. EMPLOYEE BENEFITS, VACATIONS. During the Employment Period, in addition to any and all compensation and benefits required or permitted to be made by the Company to Executive hereunder, the Executive shall receive the benefits and enjoy the perquisites described below:

            a) VACATION. The Executive shall be entitled to four (4) weeks paid vacation per annum. Such vacation shall be taken at such times as are consistent with the needs and policies of the Company; and

            b) PARTICIPATION IN BENEFIT PLANS. The Executive shall be entitled to participate in any group hospitalization, health, life or other insurance or death benefit plan, travel or accident insurance, restricted or stock purchase plan, stock option plan, retirement income or pension plan, 401(k) plan, or other present or future group employee benefit plan or program of the Company for which executives are or shall become eligible. Nothing contained in this Agreement shall prevent the Board from amending or otherwise altering any such plan, program or arrangement during the Employment Period; and

            c)   INDEMNIFICATION.   The   Executive   shall   be   entitled   to
indemnification and protection from liability as set forth in Section 11.

      Section 8. TERMINATION OF EMPLOYMENT.

            a) NOTICE OF TERMINATION; EMPLOYMENT TERMINATION DATE.

                  (1) Any termination of the Executive's employment by the Company or the Executive shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "NOTICE OF
TERMINATION" shall mean a notice which shall indicate the provision in this Agreement relied upon.

                  (2) "EMPLOYMENT TERMINATION DATE" shall mean the date on which the Employment Period and the Executive's right and obligation to perform employment services for the Company shall terminate effective upon the first to occur of the following:

                        (i) If the Executive's employment is terminated for Disability, the date on which the Notice of Termination is given;

                        (ii) If the Executive's employment is terminated by voluntary action of the Executive (see Section 8(e)), the date specified in the Notice of Termination, which date shall be no more than fifteen (15) days after the date that the Notice of Termination is given;

                        (iii) The death of the Executive;

                        (iv)  The expiration of the Employment Period;



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

                        (v) If the Executive's employment is terminated by the Company for Cause (see Section 8(b)(1)), the date on which a Notice of Termination is given; and

                        (vi) If the Executive's employment is terminated by the Company other than for Cause, Disability or death of the Executive, the date specified in the Notice of Termination which date shall not be more than thirty
(30) days after the date that the Notice of Termination is given.

            b)    TERMINATION FOR CAUSE:

                  (1) The Company may terminate the Executive's employment hereunder and the Employment Period for Cause. For the purposes of this Agreement, "CAUSE" shall mean termination because of Executive's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, failure to perform stated duties (after written notice and ten (10) days to cure), conviction of a violation of any law, rule or regulation (other than traffic violations or similar offenses) or breach of any other provision of this Agreement (after written notice and ten (10) days to cure).

                  (2) If the Executive's employment shall be terminated for Cause, the Company shall pay the Executive his unpaid Salary through the Employment Termination Date.

            c) TERMINATION FOR DISABILITY. The Company may terminate the Executive's employment because of the Disability of the Executive and thereafter the Company shall pay to the Executive (or his successors) his unpaid Salary through the Employment Termination Date.

            d)  TERMINATION  UPON  EXECUTIVE'S   DEATH.  In  the  event  of  the
Executive's death, the Company shall pay to the Executive's estate any unpaid amount of Salary through the date of death.

            e) VOLUNTARY TERMINATION BY EXECUTIVE. In the event that Executive voluntarily terminates his employment with the Company prior to the expiration of the Employment Period, the Company shall pay the Executive his unpaid Salary through the Employment Termination Date.

            f) COMPENSATION UPON TERMINATION OTHER THAN FOR CAUSE.

                  (1) If the Company shall terminate the Executive's employment for any reason other than pursuant to Sections 8(b), (c) or (d), then the Company shall, pay to the Executive his unpaid Salary through the remainder of the applicable term or extension term as the case may be and any accrued but unpaid bonus previously awarded by the Board of Directors at the same time such Salary or Bonus would have been paid had the Executive not been terminated.

      Section 9. STOCK OPTIONS. The Company shall provide to the Executive pursuant to the terms and conditions of the Stock Options Addendum attached hereto, stock options (the "STOCK OPTIONS") to acquire Seventy-Five Thousand (75,000) common shares of the Company's capital stock ("COMMON SHARES") at an exercise price equal to the closing price of the Common Shares on the date of grant.

   PERCENTAGE OF STOCK OPTIONS VESTING                           VESTING DATE

                  33.3%                                  One year after Effective Date

                  66.6%                               Two years after the Effective Date

                  100%                               Three years after the Effective Date

      The Stock Options shall be granted under and shall be subject to the terms and conditions of the Stock Option Addendum and the provisions thereof shall control in the event of the termination of Executive's employment.

      Section 10. CERTAIN  COMPANY   PROTECTION   PROVISIONS.   The  following
provisions apply for the protection of the Company, and shall survive indefinitely, beyond the duration of this Agreement:

            (a) NONCOMPETITION. During the Employment Period and for a period for two (2) years thereafter (the RESTRICTED PERIOD"), the Executive shall not directly or indirectly compete with the Company by owning, managing, managing, controlling or participating in the ownership, management or control of or be employed by or engaged in any Competitive Business (as defined herein) in any location in the United States in which the Company is doing business (the "TRADE AREA"). As used herein, a "COMPETITIVE BUSINESS" is any other corporation, partnership, proprietorship, firm or other business entity which is engaged in a "core business of the Company." A "core business of the Company" is the development, manufacture, distribution or sale of a particular type of product, reagent or kit involved in the detection or preparation of nucleic acids in which the Company or DNA Sciences, Inc., a California corporation, has invested or expended more than Two Hundred Thousand Dollars ($200,000) in the eighteen
(18) months prior to the "Measurement Date" (as defined herein). The MEASUREMENT DATE shall be the point in time during the Restricted Period that the Executive becomes associated with a Competitive Business whether such association is by employment, engagement or by directly or indirectly owning, managing, controlling or participating in the ownership, management or control of a Competitive Business. In the event of any period of investment or expenditure which commenced less than eighteen (18) months from the Measurement Date the amount invested or expended shall be annualized for such eighteen (18) month period.

            Notwithstanding the above, the Executive may become employed by or engaged by a "Competitive Business" so long as the Executive (a) was not directly involved with or participating in the areas of "core business of the Company" which makes the other business a "Competitive Business", or (b) if the Executive is not involved, directly, in that part of the Competitive Business which is competitive with the "core business of the Company." In addition, the Executive may be employed by or engaged by any business which after the date hereof becomes a "Competitive Business," if the employment or engagement occurred prior to the Company entering into a new "core business of the Company" (whether by acquisition or through the Company's own initiative), which caused


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

such other business to become a Competitive Business. Also, this section is not violated if the Executive owns no more than 5% of the stock of any publicly traded Competitive Business.

            (b) NON-INTERFERENCE. During the Restricted Period, the Executive shall not for his own benefit or the benefit of any other person, induce or solicit any employee of the Company or any person doing business with the Company to terminate his or her employment or business relationship with the Company or otherwise interfere with any such relationship.

            (c) CONFIDENTIALITY. The Executive agrees and acknowledges that , by reason of the nature of his duties as an officer and employee, he will have or may have access to and become informed of confidential and secret information which is a competitive asset of the Company ("CONFIDENTIAL INFORMATION"), including without limitation any lists of customers or subscribers, financial statistics, research data or any other statistics and plans contained in profit plans, capital plans, critical issue plans, strategic plans or marketing or operation plans or other trade secrets of the Company and any of the foregoing which belong to any person or company but to which the Executive has had access by reason of his employment relationship with the Company. The Executive agrees faithfully to keep in strict confidence, and not, either directly or indirectly, to make known, divulge, reveal, furnish, make available or use (except for use in the regular course of his employment duties) any such Confidential Information. The Executive acknowledges that all manuals, instruction books, price lists, experiment logs or papers, information and records and other information and aids relating to the Company's business, and any and all other documents containing Confidential Information furnished to the Executive by the Company or otherwise acquired or developed by the Executive, shall at all times be the property of the Company. Upon termination of the Employment Period, the Executive shall return to the Company any such property or documents which are in his possession, custody or control, but his obligation of confidentiality shall survive such termination of the Employment Period until and unless any such Confidential Information shall have become, through no fault of the Executive, generally known to the trade. The obligations of the Executive under this subsection are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which the Executive may have to the Company under general legal or equitable principles.

            (d) REMEDIES. It is expressly agreed by the Executive and the Company that these provisions are reasonable for purposes of preserving for the Company its business, goodwill and Confidential Information. It is also agreed that if any provision is found by a court having jurisdiction to be unreasonable because of scope, area or time, then that provision shall be amended to correspond in scope, area and time to that considered reasonable by a court and as amended shall be enforced and the remaining provisions shall remain effective. In the event of any breach of these provisions by the Executive, the parties recognize and acknowledge that a remedy at law will be inadequate and the Company may suffer irreparable injury. The Executive acknowledges that the services to be rendered by him are of a character giving them peculiar value, the loss of which cannot be adequately compensated for in damages; accordingly, the Executive consents to injunctive and other appropriate equitable relief without the posting of any type of bond or surety upon the institution of proceedings therefor by the Company in order to protect the Company's rights.


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

Such relief shall be in addition to any other relief to which the Company may be entitled at law or in equity.

      Section 11. INDEMNIFICATION. As an officer of the Company, the Executive shall be indemnified by the Company in accordance with the indemnification provisions of the Company's Bylaws as in effect on the date hereof, and otherwise to the extent to which officers of a corporation organized under the laws of Florida may be indemnified pursuant to Section 607.0850 of the Florida Statutes, as the same may be amended from time to time (or any subsequent statute of similar tenor and effect), subject to the terms and conditions of such statute.

      Section 12. SUCCESSORS AND ASSIGNS. Except as hereinafter expressly provided, the agreements, covenants, terms and provisions of this Agreement shall bind the respective heirs, executors, administrators, successors and assigns of the parties.

      This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder, except as provided in this Section 12. Without limiting the foregoing, the Executive's right to receive payments hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, and in the event of any attempted assignment or transfer in contravention of this Section 12 the Company shall have no liability to pay to the purported assignee or transferee any amount so attempted to be assigned or transferred.

      Section 33. NOTICES. All notices and other communications that are required or may be given under this Agreement shall be in writing and shall be delivered personally or by certified mail addressed to the party concerned at the following addresses:

If to the Company:         Genetic Vectors, Inc.
                           5201 N.W. 77th Avenue
                           Suite 100
                           Attn:  Mead M. McCabe, Jr., President

With a copy to:            Kirkpatrick & Lockhart LLP
                           201 South Biscayne Boulevard
                           Miami Center, 20th Floor
                           Miami, Florida 33131
                           Attn: Clayton E. Parker, Esq.

If to Executive:           Eric Wilkinson
                           ----------------------
                           ----------------------
                           ----------------------

With a copy to:            William R. Soderstrom, Esquire
                           622 North Water Street, Suite 500
                           Milwaukee, Wisconsin 92024

All notices shall be effective upon receipt.



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

      Section 14. WAIVER; REMEDIES CUMULATIVE. No waiver of any right or option hereunder by any party shall operate as a waiver of any other right or option, or the same right or option as respects any subsequent occasion for its exercise, or of any legal remedy. No waiver by any party of any breach of this Agreement or of any agreement or covenant contained herein shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided under this Agreement or applicable law.

      Section 15. GOVERNING LAW; SEVERABILITY. This Agreement and its various terms, provisions, covenants and agreements, and the performance thereof, shall be construed, interpreted and enforced under and with reference to the laws of the State of Florida. It is the intention of the Company and the Executive to comply fully with all laws and matters of public policy relating to employment agreements and restrictive covenants, and this Agreement shall be construed consistently with such laws and public policy to the extent possible. If and to the extent any one or more covenants, agreements, terms and provisions of this Agreement or any portion or portions thereof shall be held invalid or unenforceable by a court of competent jurisdiction, then such covenants, agreements, terms and provisions (or portions thereof) shall be deemed separable from the remaining covenants, agreements, terms and provisions of this Agreement and such holding shall in no way affect the validity or enforceability of any of the other covenants, agreements, terms and provisions hereof.

      Section 16. MISCELLANEOUS. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may not be modified, changed or amended except in a writing signed by each of the parties hereto. This Agreement may be signed in multiple counterparts, each of which shall be deemed an original hereof. The captions of the several sections and subsections of this Agreement are not a part of the context hereof, are inserted only for convenience in locating such sections and subsections and shall be ignored in construing this Agreement.









                           [SIGNATURE PAGE TO FOLLOW]






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


      IN WITNESS WHEREOF, the Company and Executive have executed this Agreement as of the date first above written.


                                          EXECUTIVE:

                                          ERIC WILKINSON


                                          ------------------------------------




                                          COMPANY:

                                          GENETIC VECTORS, INC.,
                                          A FLORIDA CORPORATION


                                          By:
                                              --------------------------------
                                             Its:
                                                 -----------------------------




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


                              STOCK OPTION ADDENDUM
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                     BETWEEN
                              GENETIC VECTORS, INC.
                                       AND
                                 ERIC WILKINSON


      Subject to all of the terms and conditions contained herein, the undersigned, Genetic Vectors, Inc., a Florida corporation (the "COMPANY"), hereby grants to ERIC WILKINSON (the "Executive") the following options to purchase shares (the "EXECUTIVE OPTION SHARES") of the Company's $.001 par value common stock (the "COMMON SHARES") as follows:

      The Company and the Executive hereby agree as follows:

      Subject to all of the terms and conditions contained herein, the Company hereby grants to Executive the following options to purchase Common Shares:

      OPTIONS. The Company hereby grants to Executive the right and option, pursuant to the Company's 1999 Stock Incentive Plan, to purchase from the Company Seventy-Five Thousand (75,000) Common Shares (the "OPTIONS") upon the following terms and conditions:

      TERM  OF  OPTIONS.   The  Options  shall  be  effective  throughout  the
Employment Period and for a period of ten years from the date of grant.

      PURCHASE PRICE. The purchase price for the Option shall be equal to the Closing Price of the Common Shares on the date of grant.

      OPTIONS  NON-TRANSFERABLE.   The  option  rights  with  respect  to  the
Options are non-transferable and are personal to Executive and may be exercised only by Executive and non one else.

      TIME OF EXERCISE. Except as set forth herein, there are no conditions to the exercise or the exercisability by the Executive of the Options.

      VESTING OF OPTIONS. Subject to the provisions of Section 3 hereof, the Options shall vest as follows: (1) one-third on the first anniversary of the date first written above (2) one-third on the second anniversary of the date first written above and (3) one third on the third anniversary of the date first written above, provided, however, that if the executive's employment is terminated for any reason other than death or permanent disability (as defined in the Company's 1999 Stock Option Plan), any and all Options that have not vested as of the Employment Termination Date (as defined in the Executive Employment Agreement) shall expire on such Employment Termination Date.

      SECURITIES ACT, ETC. In the absence of an effective Registration Statement under the Securities Act of 1933, as from time to time in effect (the "ACT"), relating thereto, the Company shall not be required to register a transfer of shares delivered or deliverable upon exercise of the Options ("DELIVERED SHARES") on its books unless the Company shall have been provided with an opinion of counsel satisfactory to it prior to such transfer that registration under the Act is not required in connection with the transaction resulting in such transfer. Each certificate evidencing Delivered Shares or issued upon any transfer of Delivered Shares shall bear an appropriate restrictive legend, except that such certificate shall not bear such a restrictive legend if the


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

opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the Act. Nothing in this paragraph 2 shall modify or otherwise affect the provisions applicable to the Delivered Shares.

      TERMINATION, EXERCISE, ETC.

      Except as set forth herein, the Options shall expire and terminate, to the extent not previously exercised, as to all Executive Option Shares on the Employment Termination Date.

      Unless the Board of Directors (the "BOARD") determines otherwise, the Executive's rights in respect of any outstanding Options shall immediately terminate and no shares (or cash) shall be delivered with respect to the Options if prior to the delivery of the Executive Option Shares, (i) the Executive is terminated for cause or (ii) the Executive engages in conduct as determined by the Board to violate the non-competition or non-disclosure provisions set forth in Section 10 of the Executive Employment Agreement or (iii) failure to provide the representations and certifications required in Section 3 hereof.

      Subject to the preceding paragraph 3(a) and the other provisions of this addendum, the Options may, to the extent exercisable but not previously exercised, be exercised at any time and from time to time, in whole or in part, by written notice delivered to the Company signed by the Executive or the Estate thereof. Such notice shall state the number of Option Shares in respect to which the Options are being exercised, and shall contain such representations and warranties of the Executive or the Estate thereof as the Company may then deem necessary or desirable in order to comply with federal or state securities laws or as may otherwise be reasonably requested by the Company and shall be accompanied either (i) by payment in full (in cash, by personal check or by any other method acceptable to the Company) of the full Exercise Price in respect thereof or (ii) delivery to the Company of a number of shares of Common Stock owned by the Executive and having a fair market value (determined reasonably and in good faith by the Board of Directors and, if reasonably possible, prior to such exercise) equal to the full Exercise Price in respect thereof. In addition, the Company shall have the right to require that the Executive or the Estate thereof, when exercising the Options in whole or in part, remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements (or make other arrangements satisfactory to the Company) with regard to such taxes prior to the delivery of any Delivered Shares pursuant to such exercise, including, without limitation, by withholding Delivered Shares otherwise deliverable upon such exercise, and, if requested by the Executive or such Estate, the Company shall so withhold at least a number of Delivered Shares requested to be so withheld by the Executive at the time of such exercise. As soon as practicable after such notice and payment shall have been received, the Company shall deliver a certificate or certificates representing the number of Delivered Shares with respect to which the Options were exercised, registered in the name of the Executive or such other name as the Executive shall direct.

      All Delivered Shares that shall be purchased upon the exercise of the options as provided herein shall be fully paid and non-assessable.

      CERTAIN CONDITIONS. In the event the Company (i) pays a dividend or makes a distribution on its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock, (v) issues by reclassification of its Common Stock any shares of its capital stock, or (vi) consummates any merger reorganization or consolidation pursuant to which any securities or other consideration is issued to the holders of outstanding shares of capital stock of the Company (each an "ADJUSTMENT EVENT"), then the Options granted to the Executive hereunder shall


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

be so adjusted and upon the exercise of such Options, the Executive shall be entitled to receive such securities of the Company or other consideration as the Executive would have held immediately after the consummation of such Adjustment Event had the Delivered Shares issuable upon such exercise been held by the Executive on such record date.

      5. RIGHT OF OFFSET. The Company shall have the right to offset against the obligation to deliver Executive Option Shares (or cash) under this Stock Option Addendum (i) any amounts or liabilities of the Executive to the Company or (ii) any claims of the Company against the Executive.

      6. NO RIGHTS TO CONTINUED EMPLOYMENT. Nothing in this Stock Option Addendum or the 1999 Stock Incentive Plan shall be construed as giving the Executive any right to continue employment or affect any right which the Company may have to terminate or alter the terms and conditions of the Executive's Employment.

      7. BOARD OF DIRECTORS. The Board shall have full discretion with respect to any actions to be taken or determined to be made in connection with this Stock Option Addendum and its determinations shall be final, binding and conclusive.

      8. AMENDMENT BY BOARD. The Board reserves the right at any time to amend the terms and conditions set forth in this Stock Option Addendum and the Board may amend the 1999 Stock Incentive Plan in any respect.

      9. MISCELLANEOUS. Except as specifically otherwise provided in Section 4 hereof as to exercise by the Executive's Estate, the Options may not be assigned or transferred, in whole or in part, whether by operation of law, upon death or otherwise, by the Executive without the written consent of the Company which the Company may withhold in its sole and absolute discretion, with or without any reason. The Options are not intended to constitute and "incentive stock option" as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended, and shall not be treated as incentive stock options. The Options shall be governed by and construed in accordance with the laws of the State of Florida.

                                          GENETIC VECTORS, INC.


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------








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